February 2015 Investor Presentation Working together to create value in the world of real estate 58,000 employees, 230 offices, 80 countries, 1 global brand

2 Our Differentiators • Growth-oriented, globally integrated firm o Advisor and service provider o Local, regional and global market execution o Corporate outsourcing partner o Premier global real estate investment (LaSalle) • Operational excellence o Productivity focus o Broad research capabilities o Strategic data & IT investments • Financial strength o Investment grade balance sheet  Strong cash generator  Disciplined acquirer o Long-term value creation  Market share expansion  Margin focused • Premium brand Collaborative Culture With Highest Ethical Standards Who we are JLL is a leading provider of real estate services and investment management, creating value for corporations and investors across the globe 45% 28% 19% 8% Diverse Revenue Sources Americas LaSalle Asia Pacific EMEA 2014 Fee Revenue = $4.7B

3 Jones Lang Wootton founded 1783 1968 1997 1999 LaSalle Partners founded LaSalle Partners initial public offering LaSalle Partners and Jones Lang Wootton merge to create Jones Lang LaSalle Integrated global platform (NYSE ticker “JLL”) 2008 The Staubach Company and Jones Lang LaSalle combine operations Largest merger in JLL history transforms U.S. local markets position King Sturge (est. 1760) and Jones Lang LaSalle merge EMEA operations Enhances strength and depth of service capabilities in the UK and EMEA 1760 13% compound annual revenue growth rate since 1999 merger thru 2014 2014 2011 How we got here - premier brand and global platform

What we have accomplished



Fee Revenue
~4x
$1,167
$4,702
2004
2014
Adjusted Operating Income
~5x
$95
$510
2004
2014
Market Cap
~6x
$1,247
$7,317
2004
Feb 2015

- ✓ Long history of profitable revenue growth
  - 10-year compound annual revenue growth = 17%; 80% organic and 20% from M&A
  - 60+ mergers and acquisitions
- ✓ Success through Global Financial Crisis by adapting to market cycles and capturing market share
- ✓ Investment-grade financial strength maintained for future growth
- ✓ Experienced executive leadership creates value for clients and shareholders
  - Six-member Global Executive Board with combined 90-year tenure
  - 300+ International Directors drive growth and provide deep leadership bench

Note: All amounts in $ millions. 2004 market cap based on peak share price in the year. Current market cap based on February 2015 share price.

JLL

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5 How we earn fees Leasing Broker transactions between tenants & landlords Driven by economic growth and corporate confidence Capital Markets & Hotels Investment sales & finance arrangements Driven by investor allocations to real estate and market liquidity Property & Facility Management Management & outsourcing of properties & portfolios Driven by value enhancement for investors and corporate occupiers Project & Development Services Design & management of real estate projects Driven by capital expenditure and expansion decisions Advisory & Other Workplace strategy, valuation, consulting, advisory and sustainability Driven by best practices in workplace productivity LaSalle Investment Management Real estate investment management Driven by investment performance and capital raising MULTI-FAMILY RETAIL HOTEL JLL has expertise in these real-estate asset categories INDUSTRIAL OFFICE

6 Integrated Products Leasing Advisory & Other LaSalle Inv. Mgmt. Property & Facility Mgmt. Project & Development Services Capital Markets 33% 10% 8% 9% 17% Global Diversification EMEA (31%) Other Asia United Kingdom France Germany Other Europe Japan Greater China (incl. Hong Kong) Australia India Singapore Asia Pacific (22%) Americas (47%) United States 43% 4% 8% 4% 3% 15% 3% 2% 3% 7% 2% 6% Americas Other 23% Diversified and integrated global services 2014 Fee Revenue = $4.7B

7 Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $1,039.5  19% $295.2  9% $205.3  23% $1,540.0  17% Capital Markets & Hotels $266.6  22% $411.8  23% $141.9  (10%) $820.3  15% Property & Facility Management - Fee $454.3  13% $236.9  21% $379.4  14% $1,070.6  15% Gross Revenue $661.9  31% $338.2  38% $523.6  24% $1,523.7  30% Project & Development Services - Fee $222.7  20% $139.6  18% $72.2  11% $434.5  18% Gross Revenue $225.5  21% $354.7  28% $129.1  45% $709.3  29% Advisory, Consulting & Other $125.6  10% $232.7  13% $109.9  16% $468.2  13% Total RES Operating Fee Revenue $2,108.7  18% $1,316.2  17% $908.7  11% $4,333.6  16% Total Gross Revenue $2,319.1  22% $1,632.6  23% $1,109.8  19% $5,061.5  22% Americas EMEA Asia Pacific Total RES Full Year 2014 Real Estate Services revenue ($ in millions; % change in local currency over 2013)

8 Leasing Activity Mixed; Outlook Consistent Investment Volumes Strength Continues; Outlook Revised HISTORICAL OUTLOOK Capital Markets(1) Q4 2014 v. Q4 2013 FY 2014 v. FY 2013 FY 2015 v. FY 2014 Market Volumes Americas 7% 25% ~ 15% EMEA 8% 25% - 5% (2) Asia Pacific 17% 3% 5-10% Total 9% 20% 5-10% HISTORICAL OUTLOOK Leasing Q4 2014 v. Q4 2013 FY 2014 v. FY 2013 FY 2015 v. FY 2014 Gross Absorption Americas (U.S. only) - 10% - 5% ~ 5% EMEA (Europe only) 17% 6% 0-5% Asia Pacific (select markets) 14% 16% ~ 15% Total Flat Flat ~ 5% JLL Research 2015 market volume outlook (1) Market volume data excludes multi-family assets. (2) In Euro terms, JLL Research projections are flat at Euro 210 billion in both 2014 and 2015. However, Euro depreciation against the US Dollar, combined with 2014 volume over-performance, translates into a negative 5% 2015 US Dollar volume projection Source: JLL Research, January 2015

9 2015 Market Tone • Market conditions (source JLL Research) o Major global real estate markets driving significant activity o Demand for direct real estate investment to continue into 2015 o Corporate occupier activity continues to strengthen o Financing markets remain liquid; interest rates low • JLL competitive position and priorities o Healthy transaction pipelines; solid client confidence o Continued investment to expand market share o Corporate Solutions drives annuity revenue; maintains client-pursuit discipline o LaSalle deploys new capital to grow advisory fees o Incentive fees and equity earnings expected to taper o Drive for productivity and incremental margin growth excluding impact of incentive fees and equity earnings 2015 JLL Priorities 2015 Market tone and JLL priorities

10 Driving to Strategy 2020 Our strategy for continued success • Balance top-line growth, platform investments and productivity to maximize profit • Leverage global position and industry consolidation to invest strategically and grow market share • Increase productivity and manage costs to improve margins • Maintain financial strength and flexibility to respond to opportunities and challenges • Strategy 2020 o Pursue business and operational strategies to sustain long-term performance o Develop work streams to accelerate G5 strategies Build our local and regional Markets business Strengthen our winning positions in Corporate Solutions Capture the leading share of global capital flows for investment sales Grow LaSalle Investment Management’s leadership position G1 G2 G3 G4 G5 Connections: Differentiate and Sustain

11 • Long-term revenue growth • Market share gains • Margin accretion Growth Focused • Infrastructure leverage • Occupancy • IT investments Productivity Mindset • Superior client relationships • Collaborative, experienced and deep leadership bench • Highest ethical standards and commitment to diversity Global Brand • Market-leading Leasing & Capital Markets positions • Corporate Solutions • LaSalle Investment Management Core Businesses • Strong cash flow & low leverage • Disciplined capital allocations • Dividend payout Investment-Grade Balance Sheet Investment thesis Capitalize on Growth Opportunities Protect Balance Sheet Drive Shareholder Value Increased Profitability & Cash Flow for Growth

12 G1 - Scale and leadership in local markets *July 2008: Staubach Company acquired, annual revenue = $375 million **May 2011: King Sturge acquired, annual revenue = $260 million Asia Pacific EMEA Americas ($ in millions) Competitive Advantages • Leasing: Proven market share growth o Transformative Staubach merger in 2008 o Compound annual growth rate since 2007: Consolidated = 15% and Americas = 24% • Property Management: Significant scale in key markets including Australia, China, Germany, UK, U.S. • Project & Development Services: Successful Tetris business expanding into new markets • iDesk: Leverage JLL’s global platform to deliver consistent services to clients across markets JLL Leasing Revenue $241 $373 $500 $638 $760 $830 $878 $1,040 $227 $247 $173 $203 $236 $250 $272 $295 $125 $133 $108 $159 $192 $198 $173 $205 2007 2008 2009 2010 2011 2012 2013 2014 $593 $781 $753 $1,000 $1,188 $1,278 * $1,322 Consolidated CAGR 15% ** Americas CAGR 24% $1,540

13 G2 - Global outsourcing propels Corporate Solutions Note: Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily. Margins diluted as gross-accounting requirements increase revenue and costs without corresponding profit. Business managed on a “fee” basis to focus on margin expansion in the base business JLL Property & Facilities Mgmt Fee Revenue Asia Pacific EMEA Americas ($ in millions) $142 $197 $226 $269 $324 $359 $407 $454 $126 $140 $136 $143 $153 $171 $193 $237 $170 $208 $266 $304 $285 $320 $348 $379 2007 2008 2009 2010 2011 2012 2013 2014 $438 $545 $627 $716 $762 * $948 $850 $1,070 2014 JLL Client Wins Wins 61 Wins 58 Expansions 53 Renewals 22 Large Corporations Middle Market Competitive Advantages • Long-term contracts driving annuity revenue • Scalable global position leveraging local market execution • Transformative outsourcing & workplace optimization • Drives multi-x revenue • Win rate ~60%

14 * May 2011: King Sturge acquired, annual revenue = $260 million Asia Pacific EMEA Americas ($ in millions) Competitive Advantages • Market share gains across geographies • Strong global market positions • Significant investment allocated to grow U.S. platform • International Capital Group captures increasing cross-border opportunities • Leading global Hotels & Hospitality brand JLL Capital Markets Revenue G3 – Capturing market share in growing global capital flows $114 $61 $38 $84 $136 $169 $219 $267 $339 $196 $107 $141 $229 $235 $333 $412 $104 $60 $58 $81 $95 $109 $164 $142 2007 2008 2009 2010 2011 2012 2013 2014 $557 $317 $203 $306 $460 * $716 $513 * $820

15 Competitive Advantages • Successful capital raise; nearly $9 billion committed in 2014 • Proven performance history with long-standing client relationships • Diversified global platform • Financial backing of well-capitalized parent company • Magnitude of combined incentive fees and equity earnings expected to moderate from record 2014 Assets Under Management ($ billions) Note: AUM data reported on a one-quarter lag. Q4 2014 AUM $53.6 Separate Accounts $29.7 Fund Management $ 11.9 Public Securities $ 12.0 $178 $245 $278 $242 $238 $245 $228 $223 $236 $0 $100 $200 $300 2006 2007 2008 2009 2010 2011 2012 2013 2014 2006 to 2014 Advisory Fees ($ millions) Building Advisory Fees in Healthy Markets Global Financial Crisis Stabilized Advisory Fees Growth G4 - Performance drives LaSalle Investment Management

16 • Investment grade ratings; Baa2 (Stable) / BBB (Stable) o In December 2014, Standard & Poor’s raised JLL’s credit rating to BBB o Low debt cost: FY 2014 net interest expense of $28m down from $35m for FY 2013 o Renewed bank credit facility in February 2015; increased size to $2.0 billion and maturity extended to February 2020 o Diversified, long-term debt maturities in 2018 (credit facility) and 2022 (bonds) • Continued net debt reduction o Reduced net debt by $274 million o Acceptable bank-defined Leverage Ratio ~ 2.0x Balance Sheet $ millions 2014 2013 2012 Cash and Cash Equivalents $ 250 $ 153 $ 152 Short Term Borrowings 20 25 32 Credit Facility - 155 169 Net Bank Debt $ (230) $ 27 $ 49 Long Term Senior Notes 275 275 275 Deferred Business Acquisition Obligations 118 135 214 Total Net Debt $ 163 $ 437 $ 538 Balance Sheet Highlights Strong balance sheet

Continued investment for long term growth

Focused Capital Spend

- **M&A -** pipeline remains strong and diverse in size, region and business line
  - 10 transactions closed during 2014
  - Growth via M&A focused on expanding existing service lines
    - Local and regional markets, Property and Facility Management for annuity revenue streams, U.S. Capital Markets business, LaSalle
- **Semi-annual dividend -** increased by 9% to $0.25 per share from $0.23 per share
  - Paid December 15, 2014
- **Hiring producers and leaders –** producer headcount; Leasing up 8%, Capital Markets up 12%
- **CapEx -** Global infrastructure with IT focus; client-facing technology improving user experience

Use	2014	2013
M&A[1] (Including Deferred)	$78m	$130m
Co-investment[2]	($6m)	$9m
Dividends	$314m	$409m
Capital Expenditures[3]	$130m	$97m

5-Year[4] Cash Deployment = $1.3 billion
(Cash from Operations = $1.7b plus Net Debt decrease =$360m).



Acquisitions
50%
(30% upfront; 20% deferred)
4%
Other Financing Activities[5]
6%
Dividends
7%
Co-Investment
33%
CapEx (primarily IT)

[1] Includes deferred business acquisition payments and earn outs paid during the period for transactions closed in prior periods
[2] Includes distributions of $62M partially offset by capital contributions of $56M
[3] Excludes investments in joint venture entities, capitalized leases and tenant improvement allowances that are required to be consolidated under U.S. GAAP
[4] Full years 2014, 2013, 2012, 2011, 2010
[5] Other Financing Activities include debt issue costs and share activity related to taxes on stock awards

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18 2013 $285M $6.32 $389M / 9.7% $4.0B US GAAP: $269M US GAAP: $5.98 $369M / 9.2% Gross revenue: $4.5B FY 2014 Performance Notes: (1) 2013 and 2012 adjusted for restructuring and intangible amortization. Margin is calculated on a fee revenue basis. (2) Percentage growth reflective of change in local currency. 2014 Fee Revenue $4.7B Adjusted Net Income $393M Adjusted EPS $8.69 Adjusted Op. Income $510M / 10.9% Adjusted EBITDA Gross revenue : $5.4B Op. Income: $466M / 9.9% US GAAP: $8.52 US GAAP: $386M $651M / 13.8% EBITDA: $608M / 11.2% $498M / 12.4% $480M / 11.9% Consolidated earnings scorecard 2014 Revenue Contribution 28% 19% 45% • Full-year fee revenue up 18% from 2013 • Growth led by Leasing, up 17%, and Property & Facility Management, up 15% on a fee revenue basis • Adjusted operating income margin calculated on a fee revenue basis of 10.9%, up from 9.7% in 2013 o Incentive fees and equity earnings expected to taper • Successful capital raise by LaSalle Investment Management; nearly $9 billion committed in 2014 Americas 45% EMEA 28% Asia Pacific 19% LaSalle 8%

19 2014 Fee Revenue Operating Income $219M Operating Income Margin 10.4% Adjusted EBITDA $275M Adjusted EBITDA Margin 13.0% Gross revenue : $2.3B 2013 $184M 10.2% $229M 12.7% $1.8B $2.1B FY 2014 Performance 2014 Revenue Contribution Note: Margin is calculated on a fee revenue basis. See Appendix for calculation of fee revenue. Americas Real Estate Services • Full-year fee revenue up 18% from 2013 • Largest growth in Capital Markets & Hotels, up 22%, and Property & Development Services, up 20% on a fee revenue basis • Operating income margin calculated on a fee revenue basis was 10.4%, up 20 basis points over 2013 United States 92% Brazil 3% Canada 2% Mexico 2% Other Americas 1%

20 2014 Fee Revenue Adj. Operating Income $123M Adj. Operating Income Margin 9.3% Adjusted EBITDA $145M Adjusted EBITDA Margin 11.0% Gross revenue : $1.6B 2013 $92M 8.2% $110M 9.8% $1.1B $1.3B FY 2014 Performance 2014 Revenue Contribution Note: Operating income has been adjusted to exclude $2.0 and $2.2 million of King Sturge intangibles amortization in 2014 and 2013, respectively. Margin is calculated on a fee revenue basis. See Appendix for calculation of fee revenue. EMEA Real Estate Services • Full-year fee revenue up 17% from 2013 • Revenue growth broad-based for the year, led by the UK, Germany, France, Spain, MENA, Ireland and Belgium • Adjusted operating income margin calculated on a fee revenue basis was 9.3% compared with 8.2% in 2013 U.K. 50% Germany 12% France 10% Central Eastern Europe 4% Russia 3% Spain 3% Netherlands Belgium 2% MENA 3% Italy 2% Other EMEA 8% 3%

21 Asia Pacific Real Estate Services 2014 Fee Revenue Operating Income $84M Operating Income Margin 9.3% Adjusted EBITDA $98M Adjusted EBITDA Margin 10.7% Gross revenue : $1.1B 2013 $77M 9.1% $90M 10.6% $848M $909M FY 2014 Performance 2014 Revenue Contribution Note: Margin is calculated on a fee revenue basis. See Appendix for calculation of fee revenue. 34% 29% 11% • Full-year fee revenue up 11% from 2013 • Revenue growth was driven by Leasing, up 23%, and Property & Facility Management fee revenue up 14% from continued market share gains • Operating income margin calculated on a fee revenue basis was 9.3%, compared with 9.1% in 2013 Greater China (inc. Hong Kong) 34% Australia 29% India 11% Japan 9% Singapore 7% Thailand 3% New Zealand 2% Other Asia 5%

22 2014 Revenue Operating Income $132M Operating Income Margin 31.8% Adjusted EBITDA $134M Adjusted EBITDA Margin 32.3% 2013 $68M 23.7% $70M 24.4% $286M • Winning new mandates and clients while selling vintage funds for investor performance and JLL equity earnings • Advisory fee outlook remains stable for 2015 with longer-term growth potential from capital deployment • Continued incentive fee potential in future quarters; magnitude of combined incentive fees and equity earnings expected to moderate from record 2014 $415M FY 2014 Performance Q4 2014 Assets Under Management ($ in billions) LaSalle Investment Management Note: AUM data reported on a one-quarter lag. Q4 2014 AUM = $53.6B U.K. $18.5 Continental Europe $4.5 North America $13.3 Asia Pacific $5.3 Public Securities $12.0

Appendix

JLL Property Clocks℠

Asia Pacific
EMEA
Americas

Leasing Values (1)

as of Q4 2014



Toronto, Johannesburg
Mexico City, Shanghai
Berlin, Frankfurt
Singapore, Houston
San Francisco
Dallas
Beijing
Hong Kong
London
Stockholm, Tokyo
New York
Boston, Los Angeles
Mumbai
Chicago
Amsterdam, Madrid, Dubai, Milan
Paris, Sydney
Brussels, Istanbul
Seoul, Washington DC
Sao Paulo
Moscow
Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out

Capital Values (2)

as of Q4 2014



Hong Kong, Toronto
Singapore, Houston
Shanghai, Washington DC, Mexico City
Berlin, Boston, Los Angeles
Frankfurt, Chicago
Sydney, New York,
San Francisco
Dallas
Tokyo, Beijing
London, Stockholm,
Seoul
Paris
Amsterdam
Mumbai, Madrid
Brussels
Milan
Moscow
Sao Paulo
Capital Value growth slowing
Capital Values falling
Capital Value growth accelerating
Capital Values bottoming out

(1) Based on notional capital values for Grade A space in CBD or equivalent. US positions relate to the overall market.
Source: JLL Research, January 2015

(2) Based on rents for Grade A space in CBD or equivalent. US positions relate to the overall market Source: JLL Research, January 2015

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25 Note: Equity earnings of $7.3M and $48.3M in Q4 2014 and FY 2014, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs. Segment YOY Growth Fee (Gross) Q4 2014 FY 2014 Americas 15% (18%) 18% (22%) EMEA 24% (20%) 17% (23%) Asia Pacific 16% (20%) 11% (19%) LaSalle 34% 46% Consolidated 19% (20%) 18% (23%) Consolidated Fee - $1,557 Gross - $1,749 Consolidated Fee - $4,702 Gross - $5,430 LaSalle $99 Asia Pac Fee - $303 Gross - $355 Americas Fee - $688 Gross - $746 EMEA Fee - $475 Gross - $557 Asia Pac Fee - $909 Gross - $1,110 Americas Fee - $2,110 Gross - $2,320 EMEA Fee - $1,316 Gross - $1,633 LaSalle $415 Q4 2014 FY 2014 Revenue Q4 and FY 2014 performance ($ in millions; % change in local currency)

26 Refer to page A-5 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three months ended and twelve months ended December 31, 2014, for details relative to these Adjusted EBITDA calculations. Segment Adjusted EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated Adjusted EBITDA is the sum of the Adjusted EBITDA of the four segments. Segment Adj. EBITDA Margin Fee (Gross) Q4 2014 FY 2014 Americas 18.1% (16.7%) 13.0% (11.8%) EMEA 19.2% (16.4%) 11.0% (8.9%) Asia Pacific 18.4% (15.7%) 10.7% (8.8%) LaSalle 26.7% 32.3% Consolidated 19.1% (17.0%) 13.8% (12.0%) Consolidated $297 Consolidated $651 Q4 2014 FY 2014 Adjusted EBITDA Q4 and FY 2014 performance Asia Pac $56 LaSalle $26 Americas $124 EMEA $91 Asia Pac $98 LaSalle $134 Americas $275 EMEA $144 ($ in millions)

27 Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Q4 2014 Real Estate Services revenue ($ in millions; % change in local currency over 2013) Leasing $345.3  18% $106.9  11% $85.9  34% $538.1  19% Capital Markets & Hotels $94.1  18% $173.2  42% $60.8  5% $328.1  27% Property & Facility Management - Fee $139.0  6% $65.7  14% $101.1  10% $305.8  9% Gross Revenue $195.3  18% $91.6  10% $141.7  16% $428.6  16% Project & Development Services - Fee $69.5  19% $41.2  21% $20.9  18% $131.6  19% Gross Revenue $70.7  20% $96.8  11% $32.9  37% $200.4  18% Advisory, Consulting & Oth r $40.2  11% $88.1  21% $33.5  16% $161.8  17% Total RES Operating Fee Revenue $688.1  15% $475.1  24% $302.2  16% $1,465.4  18% Total Gross Revenue $745.6  18% $556.6  20% $354.8  19% $1,657.0  19% Americas EMEA Asia Pacific Total RES

28 Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Full Year 2014 Real Estate Services revenue ($ in millions; % change in USD over 2013) Leasing $1,039.5  18% $295.2  9% $205.3  19% $1,540.0  17% Capital Markets & Hotels $266.6  22% $411.8  24% $141.9  (13%) $820.3  15% Property & Facility Management - Fee $454.3  12% $236.9  23% $379.4  9% $1,070.6  13% Gross Revenue $661.9  28% $338.2  41% $523.6  19% $1,523.7  27% Project & Development Services - Fee $222.7  19% $139.6  19% $72.2  7% $434.5  17% Gross Revenue $225.5  19% $354.7  29% $129.1  40% $709.3  28% Advisory, Consulting & Other $125.6  10% $232.7  14% $109.9  14% $468.2  13% Total RES Operating Fee Revenue $2,108.7  17% $1,316.2  18% $908.7  7% $4,333.6  15% Total Gross Revenue $2,319.0  21% $1,632.6  23% $1,109.8  15% $5,061.5  20% Americas EMEA Asia Pacific Total RES

29 Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Q4 2014 Real Estate Services revenue ($ in millions; % change in USD over 2013) Leasing $345.3  17% $106.9  3% $85.9  29% $538.1  16% Capital Markets & Hotels $94.1  17% $173.2  34% $60.8 1 0% $328.1  21% Property & Facility Management - Fee $139.0  4% $65.7  8% $101.1  5% $305.8  5% Gross Revenue $195.3  15% $91.6  4% $141.7  10% $428.6  11% Project & Development Services - Fee $69.5  17% $41.2  13% $20.9  12% $131.6  15% Gross Revenue $70.7  19% $96.8  3% $32.9  30% $200.4  12% Advisory, Consulting & Other $40.2  10% $88.1  14% $33.5  15% $161.8  13% Total RES Operating Fee Revenue $688.1  14% $475.1  17% $302.2  11% $1,465.4  14% Total Gross Revenue $745.6  16% $556.6  13% $354.8  14% $1,657.0  15% Americas EMEA Asia Pacific Total RES

Fee revenue / expense reconciliation

- Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily
- Margins diluted as gross-accounting requirements increase revenue and costs without corresponding profit
- Business managed on a "fee" basis to focus on margin expansion in the base business

($ in millions)		Q4 2014	Q4 2013	FY 2014	FY 2013
Consolidated Revenue		$ 1,749.0	$ 1,509.4	$ 5,429.6	$ 4,461.6
Consolidated Operating Expenses		1,487.2	1,313.6	4,963.9	4,092.8
Adjusted Operating Income Margin		*15.1%*	*13.3%*	*9.4%*	*8.7%*
Gross Contract Costs:					
Americas	Property & Facility Management	56.3	36.4	207.6	111.1
	Project & Development Services	1.2	0.3	2.8	1.2
	Total Gross Contract Costs	**57.5**	**36.7**	**210.4**	**112.3**
EMEA	Property & Facility Management	25.8	26.8	101.2	47.7
	Project & Development Services	55.7	57.4	215.2	156.8
	Total Gross Contract Costs	**81.5**	**84.2**	**316.4**	**204.5**
Asia Pacific	Property & Facility Management	40.6	32.4	144.1	93.1
	Project & Development Services	12.0	6.7	56.9	25.0
	Total Gross Contract Costs	**52.6**	**39.1**	**201.1**	**118.1**
Consolidated Fee Revenue		**$ 1,557.4**	**$ 1,349.5**	**$ 4,701.7**	**$ 4,026.8**
Consolidated Fee-based Operating Expenses		**$ 1,295.6**	**$ 1,153.7**	**$ 4,236.0**	**$ 3,658.0**
Adjusted Operating Income Margin ("fee"-based)		*16.9%*	*14.8%*	*10.9%*	*9.7%*

Note: Consolidated revenue and fee revenue exclude equity earnings (losses). Restructuring and acquisition charges are excluded from operating expenses. Restructuring and acquisition charges as well as intangible amortization related to the King Sturge acquisition are excluded from operating expenses when calculating adjusted operating income margin.

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31 2014 2013 2014 2013 193.8$ 147.2$ 385.7$ 269.5$ 45,332 45,146 45,261 45,072 4.28$ 3.26$ 8.52$ 5.98$ 193.8$ 147.2$ 385.7$ 269.5$ 0.8 2.6 6.0 13.7 0.3 0.4 1.5 1.6 194.9$ 150.2$ 393.2$ 284.8$ 45,332 45,146 45,261 45,072 4.30$ 3.33$ 8.69$ 6.32$ Adjusted diluted earnings per share Three Months Ended December 31, Twelve Months Ended December 31, ($ in millions), except per share data GAAP Net income attributable to common shareholders Shares (in 000s) GAAP diluted earnings per share GAAP Net income attributable to common shareholders Restructuring and acquisition charges, net King Sturge Intangible amortization, net Adjusted net income Shares (in 000s) Reconciliation of GAAP net income to adjusted net income and calculations of earnings per share

32 Reconciliation of GAAP operating income to adjusted operating income and net income to adjusted EBITDA 2014 2013 2014 2013 261.8$ 195.8$ 465.7$ 368.8$ 1.1 3.6 42.5 18.3 0.4 0.6 2.0 2.2 263.3 200.0 510.2 389.3 194.8$ 147.5$ 388.0$ 273.4$ 6.7 8.1 28.3 34.7 67.7 50.4 97.6 92.1 27.1 20.9 94.4 79.8 296.3$ 226.9$ 608.3$ 480.0$ 1.1 3.6 42.5 18.3 297.4$ 230.5$ 650.8$ 498.3$ Adjusted EBITDA Three Months Ended December 31, Twelve Months Ended December 31, ($ in millions) GAAP Net income Interest expense, net of interest income Provision for income taxes Depreciation and amortization EBITDA Restructuring and acquisition charges Operating Income Restructuring and acquisition charges King Sturge Intangible amortization Adjusted Operating Income

33 Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of JLL to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to JLL’s business in general, please refer to those factors discussed under “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2014 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Any forward-looking statements speak only as of the date of this presentation, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events. © 2015 Jones Lang LaSalle IP, Inc. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior written permission of Jones Lang LaSalle IP, Inc. Cautionary note regarding forward-looking statements